Exhibit 10.8
Island Critical Care Corp.

                          CONSULTANTS COMPENSATION PLAN

1. Purpose

The purpose of this Plan is to provide compensation in the form of Common Stock of the Company to eligible consultants that have previously rendered services or that will render services during the term of this Consultants Compensation Plan
(hereinafter referred to as the Plan.)

2. Administration

(a) This Plan shall be administered by the Board of Directors who may from time to time issue orders or adopt resolutions, not inconstant with the provisions of this Plan, to interpret the provisions and supervise the administration of this
Plan. The President, Sean Flanigan, shall make initial determinations as to which consultants, professionals or advisors will be considered to receive shares under this Plan, and will provide a list to the Board of Directors. All final determinations shall be by the affirmative vote of a majority of the members of the Board of Directors at a meeting called for such purpose, or reduced to writing and signed by a majority of the members of the Board. Subject to the Corporation's Bylaws, all decisions made by the Directors in selecting eligible consultants (hereinafter referred to as Consultants), establishing the number of shares, and construing the provisions of this Plan shall be final, conclusive and binding on all persons including the Corporation, shareholders, employees and Consultants.

(b) The Board of Directors may from time to time appoint a Consultants Plan
Committee, consisting of at least one Director and one officer, none of whom shall be eligible to participate in the Plan while members of the Committee. The
Board of Directors may delegate to such Committee power to select the particular
Consultants that are to receive shares, and to determine the number of shares to be allocated to each such Consultant.

(c) If the SEC Rules and or regulations relating to the issuance of Common Stock under a Form S-8 should change during the terms of this Plan, the Board of
Directors shall have the power to alter this Plan to conform to such changes.

3. Eligibility

(a) Shares shall be granted only to Professionals and Consultants that are within that class for which Form S-8 is applicable.

(b) No individual or entity shall be granted more than 2,500,000 shares of unrestricted Common Stock under this Plan.

4. Shares Subject to the Plan

The total number of shares of Common Stock to be subject to this Plan is
3,250,000. The shares subject to the Plan will be registered with the SEC on or about February 6, 2002 in a Form S-8 Registration.

5. Death of Consultant

If a Consultant dies while he is a Consultant of the Corporation or of any subsidiary, or within 90 days after such termination, the shares, to the extent that the Consultant was to be issued shares under the plan, may be issued to his personal representative or the person or persons to whom his rights under the plan shall pass by his will or by the applicable laws of descent and distribution.

6. Termination of Consultant, retirement or disability

If a Consultant shall cease to be retained by the Corporation for any reason
(including retirement and disability) other than death after he shall have continuously been so retained for his specified term, he may, but only within the three-month period immediately following such termination, request his pro-rata number of shares for his services already rendered.

7. Termination of the Plan

This Plan shall terminate one year after its adoption by the Board of Directors.
At such time, any shares which remain unsold shall be removed from registration by means of a post-effective amendment to the Form S-8.

8. Effective Date of the Plan

This Plan shall become effective upon its adoption by the Board of Directors.

                            CERTIFICATION OF ADOPTION
                           (By the Board of Directors)

The undersigned, being the President and Secretary of Island Critical Care Corp.
hereby certify that the foregoing Plan was adopted by a unanimous vote of the
Board of Directors on February 3, 2002.

                        Sean Flanigan, President and CEO